                                                                   EXHIBIT 10(a)

                       LIMITED WAIVER AND AMENDMENT NO. 5
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  This Limited Waiver and Amendment No. 5 (the "Amendment"), dated as of October 31, 2003, is among ONEIDA LTD., a New York corporation (the "Borrower"), JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Administrative Agent under the Amended and Restated Credit Agreement referred to below ("Administrative Agent"), and the Lenders which are parties to the Amended and Restated Credit Agreement referred to below (the "Lenders").

                                 R E C I T A L S

         A. Borrower, the Administrative Agent, and the Lenders are parties to an Amended and Restated Credit Agreement dated as of April 27, 2001, as amended by an Amendment No. 1 dated as of May 31, 2001, a Waiver and Amendment No. 2 dated as of December 7, 2001, an Amendment No. 3 dated as of April 23, 2002, and an Amendment No. 4 and dated as of August 24, 2003 (the "Credit Agreement").

         B. Borrower has requested that the Administrative Agent and the Lenders waive the Events of Default arising out of the Borrower's failure to comply with
Section 6.11(a),(b), (c) and (d) of the Credit Agreement for the Fiscal Quarter ended October 25, 2003 and amend the Credit Agreement to defer the scheduled reduction in the Lenders' Revolving Commitments (as defined in the Credit Agreement).

         C. The Administrative Agent and the Lenders are willing to grant the waiver requested by the Borrower and amend the Credit Agreement subject to and upon the terms and conditions set forth herein.

                  NOW, THEREFORE, the parties agree as follows:

         1. Definitions. All capitalized terms used in this Amendment which are not otherwise defined shall have the meanings given to those terms in the Credit Agreement, except where such terms are amended herein.

         2. Waiver. The Lenders hereby waive, for the period commencing on the Effective Date (as defined below) of this Amendment and ending on November 21, 2003 (the "Waiver Period"), the Events of Default created as a result of Borrower's failure to comply with Sections 6.11(a), (b), (c) and (d) of the Credit Agreement for the Fiscal Quarter ended October 25, 2003; provided that upon the expiration of the Waiver Period, the waiver provided for herein shall be immediately (without cure period or notice) and automatically terminated in its entirety and be of no force and effect as if the waiver had never been granted. This waiver is limited to the failure to comply with Sections 6.11(a),
(b), (c) and (d) at October 25, 2003 and shall not constitute or be construed as a waiver or any other presently existing or future Events of Default.

         3. Amendment to Section 1.01 of Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined term in the appropriate alphabetical order:

               "Amendment No. 5 Effective Date" means the date on which all the conditions to the

               Limited Waiver and Amendment No. 5, dated October 31, 2003 have been satisfied.

         4. Amendment to Schedule 2.01 of Credit Agreement. The final page of
Schedule 2.01 of the Credit Agreement is hereby amended by deleting the reference to the date "11/3/03" and inserting in lieu thereof the date "11/21/03".

         5. Amendment to Section 3.04(b) of Credit Agreement. Section 3.04(b) is amended in its entirety to read as follows:

               (b) For any representation and warranties made during the period commencing on the Amendment No. 5 Effective Date through November 21, 2003, since January 27, 2001, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, and no sale, transfer or other disposition of a material part of the assets or business of Borrower or any Subsidiary, except for any material adverse change that has been publicly disclosed or otherwise disclosed in writing to the Lenders on or before the Amendment No. 5 Effective Date.

         6. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that the following statements are true, correct and complete:

            (a) Representations and Warranties.

                (i) Each of the representations and warranties made by the Borrower in the Credit Agreement, as amended hereby, is true and correct on and as of the date of this Amendment.

                (ii) As of the date of this Amendment, the Borrower has retained M&T Bank ("M&T") whose duties include advising with respect to the strategic plans of the Borrower.

            (b) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

            (c) Execution, Delivery and Enforceability. This Amendment has been duly and validly executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms.

         7. Covenants. In order to induce the Lenders to enter into this Amendment, the Borrower hereby agrees to the following covenants, the failure to perform any of which will be an additional Event of Default under the Credit
Agreement:

            (a) Strategic Plans. The Borrower shall continue to work with M&T with respect to the strategic plans of the Borrower and the Borrower shall deliver to the Administrative Agent and the Lenders (i) on or prior to November 14, 2003, an initial strategic plan summary, in form and substance reasonably satisfactory to the Required Lenders, prepared by M&T, (ii) on or prior to November 18, 2003, a preliminary strategic plan report, in form and substance reasonably satisfactory to the Required Lenders, prepared by M&T and (iii) on or prior to November 7, 2003, any term sheet or similar document in connection with any financing transaction of a material nature.

            (b) Financial Forecast. On or prior to November 14, 2003, the Borrower shall deliver to the Administrative Agent and the Lenders a pro forma cash flow forecast (monthly through fiscal year end 2005), pro forma profit and loss forecast (monthly through fiscal year end 2005) and pro forma balance sheet (monthly through fiscal year end 2005), including a detailed description of the assumptions for each such forecast, in form and substance reasonably satisfactory to the Required Lenders, for the period through fiscal year end 2005.

            (c) Pledged Securities. On or prior to November 21, 2003, the Borrower shall have executed and delivered an amendment to the Pledge Agreement, substantially in the form of Exhibit 1 attached hereto, and shall have delivered to the Collateral Agent one or more stock certificates (together with one or more stock powers duly executed by the appropriate Grantor in blank) with respect to the stock pledged thereunder.

         8. Conditions to Effectiveness of Amendment. This Amendment shall be effective on the date (the "Effective Date") when and if each of the following conditions is satisfied:

            (a) Consent of Guarantors. Each of the Guarantors shall have executed and delivered to the Administrative Agent the Consent of Guarantors attached to this Amendment.

            (b) No Default or Event of Default; Accuracy of Representations and Warranties. The Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer certifying that, after giving effect to this Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Borrower or any of its Subsidiaries herein and in or pursuant to the Transaction Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective.

            (c) Expense Reimbursements. The Borrower shall have paid all reasonable invoices presented to the Borrower for expense reimbursements (including reasonable attorneys' and financial advisors' fees and disbursements) due to the Administrative Agent (including, without limitation, the fees and expenses of Morgan, Lewis & Bockius LLP and Alvarez & Marsal) or any Lender in accordance with Section 9.03 of the Credit Agreement.

            (d) Retention of Professional. The Administrative Agent shall have received an executed copy of the engagement letter for M&T.

            (e) Execution by Lenders. The Administrative Agent shall have received a counterpart of this Amendment duly executed and delivered by the Borrower, the Administrative Agent, and each Lender.

            (f) Waiver Pursuant to Note Agreement. The Administrative Agent shall have received a copy of an executed waiver of any Default or Event of Default arising under the 2001 Amended and Restated Note Agreement governing the senior notes of Borrower due May 31, 2005 (the "2001 Amended and Restated Note Agreement"), duly executed by Borrower and the noteholders described therein, waiving (i) the required principal payment currently due on November 1, 2003 to no earlier than November 21, 2003 and (ii) any Default or Event of Default arising from failure to satisfy any financial covenants under Section 7.12 of the 2001 Amended and Restated Note Agreement to November 21, 2003.

         9. Further Assurances. The Borrower agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest (as defined in the Security Agreement) and the rights and remedies created thereby. In addition, as further security for payment and performance of the obligations under the Credit Agreement and as consideration for the Administrative Agent's and the Lenders' agreement to enter into this Amendment, the Borrower hereby further agrees to grant a perfected pledge and security interest in any additional collateral as the Collateral Agent may reasonably request.

         10. Release. For purposes of this Section, the following terms shall have the following definitions:

            (a) "Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, financial advisors, accountants and shareholders, if any.

            (b) "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

Excluding only the continuing obligations of the Lenders and the Administrative Agent under the express terms of the Credit Agreement, the Transaction Documents and this Amendment, the Borrower hereby releases, acquits and forever discharges the Lenders and the Administrative Agent, and each of them, and their respective Related Parties, of and from any and all Claims arising out of, related or in any way connected with the Credit Agreement, the Transaction Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of this Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Credit Agreement, the Transaction Documents or any Defaults or Events of Default occurring under the Credit Agreement or the Transaction Documents.

         11. Acknowledgement. The Borrower hereby confirms and acknowledges as of the date hereof that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all obligations under the Credit Agreement without offset, defense, cause of action or counterclaim of any kind or nature whatsoever.

         12. Confirmation of Credit Agreement and Security Documents. Except as amended by this Amendment, all the provisions of the Credit Agreement remain in full force and effect from and after the date hereof, and the Borrower hereby ratifies and confirms the Credit Agreement and each of the documents executed in connection therewith. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. From and after the date hereof, all references in the Credit Agreement to "this Agreement", "hereof", "herein", or similar terms, shall refer to the Credit Agreement as amended by this Amendment. Borrower also ratifies and confirms that the Security Documents remain in full force and effect in accordance with their terms and are not impaired or affected by this Amendment.

         13. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

                                    ONEIDA LTD.


                                    By: /s/ GREGG R. DENNY
                                        -------------------------------
                                    Name: Gregg R. Denny
                                    Title:  Chief Financial Officer


                                    JPMORGAN CHASE BANK (formerly known
                                    as The Chase Manhattan Bank),
                                    individually and as Administrative
                                    Agent

                                    By: /s/ ROGER A. ODELL
                                        -------------------------------
                                    Name:  Roger A. Odell
                                    Title:  Managing Director


                                    BANC OF AMERICA STRATEGIC SOLUTIONS, INC.
                                    (assignee of Bank of America, Inc.)

                                    By: /s/ MARLENE M. TUMA
                                        -------------------------------
                                    Name: Marlene M. Tuma
                                    Title: Vice President


                                    FLEET NATIONAL BANK

                                    By: /s/ DANIEL D. BUTLER
                                        -------------------------------
                                    Name: Daniel D. Butler
                                    Title: Authorized Officer


                                    HSBC BANK USA

                                    By: /s/ PATRICK M. HANLEY
                                        -------------------------------
                                    Name: Patrick M. Hanley
                                    Title: Vice President


                                    MANUFACTURERS AND TRADERS TRUST COMPANY
                                    By: /s/ MICHAEL P. WALLACE
                                        -------------------------------
                                    Name: Michael P. Wallace
                                    Title: Senior Vice President


                                    THE BANK OF NOVA SCOTIA

                                    By: /s/ OLIVIA L. BRAUN
                                        -------------------------------
                                    Name: Olivia L. Braun
                                    Title: Director


                                    CITIBANK, N.A. (successor to European
                                    American Bank)

                                    By: /s/ MICHAEL T. CIPOT
                                        -------------------------------
                                    Name: Michael T. Cipot
                                    Title: Senior Credit Officer


                                    BANCA NAZIONALE DEL LAVORO S.p.A.,
                                     New York Branch

                                    By: /s/ FREDERIC W. HALL
                                        -------------------------------
                                    Name: Frederic W. Hall
                                    Title: Vice President

                                    By: /s/ FRANCESCO DI MARIO
                                        -------------------------------
                                    Name: Francesco Di Mario
                                    Title:  Vice President

                                  EXHIBIT 1 to
                       Limited Waiver and Amendment No. 5


                       AMENDMENT NO. 2 TO PLEDGE AGREEMENT

         This Amendment No. 2, dated as of November __, 2003, is by and among ONEIDA LTD., a New York corporation (the "Borrower"), the subsidiaries of the Borrower which are signatories hereto (each such Subsidiary individually a "Guarantor" and collectively the Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York banking corporation ("Chase"), as Collateral Agent (in such capacity, the "Collateral Agent") for the Secured Parties. All capitalized terms used herein not otherwise defined shall have the respective meanings given to them in the Pledge Agreement referred to below.

                                 R E C I T A L S

         A. The Grantors and the Collateral Agent are parties to a Pledge Agreement dated as of April 27, 2001 (the "Pledge Agreement") pursuant to which the Grantors pledged to the Collateral Agent, for the ratable benefit of the Secured Parties, the Collateral described therein in order to secure the Obligations.

         B. The parties desire to amend the Pledge Agreement to provide for the pledge by certain of the Grantors of additional shares of common stock of the entities listed herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

         1. Amendment. Schedule I to the Pledge Agreement is hereby amended to add the following to the Section of Schedule I entitled "Capital Stock or Other Equity Interests":

----------------------------------------------------------------------------------------------
Issuer                  Pledgor         No. of                      % Owned
------                  -------         -------      Class or       -------        Certificate
                                        Shares       Category                      Number
----------------------------------------------------------------------------------------------
Oneida Australia PTY    Oneida, Ltd.    [____]       [______]       [______]       [_____]
Ltd.
----------------------------------------------------------------------------------------------
Oneida Mexicana, S.A.   Oneida, Ltd.    [____]       [______]       [______]       [_____]
de C.V.
----------------------------------------------------------------------------------------------
Oneida, S.A. de         Oneida, Ltd.    [____]       [______]       [______]       [_____]
C.V.Mexico
----------------------------------------------------------------------------------------------
Global Charm Trading    Sakura, Inc.    [____]       [______]       [______]       [_____]
Limited
----------------------------------------------------------------------------------------------
Ceramica de Juarez,     Buffalo         [____]       [______]       [______]       [_____]
SA de CV                China, Inc.
----------------------------------------------------------------------------------------------

From and after the date hereof, the shares of capital stock referenced above shall constitute Pledged Equity Interests, Pledged Securities and Collateral whenever such terms are used in the Pledge Agreement.

         2. Pledge of Shares. Contemporaneously with the execution of this Amendment, Borrower shall pledge and deliver to the Collateral Agent one or more stock certificates (together with one or more stock powers duly executed by appropriate Grantor in blank) representing the amount of the issued and outstanding shares of common stock for each of the entities referred to in
Section 1 hereof that will be pledged to the Collateral Agent:

-----------------------------------------------------------------------------
Issuer                          Grantor               No. of shares to be
------                          -------               pledged
-----------------------------------------------------------------------------
Oneida Australia                Oneida, Ltd.          [____]
PTY Ltd
-----------------------------------------------------------------------------
Oneida Mexicana,                Oneida, Ltd.          [____]
S.A. de C.V.
-----------------------------------------------------------------------------
Oneida, S.A. de                 Oneida, Ltd.          [____]
C.V.Mexico
-----------------------------------------------------------------------------
Global Charm                    Sakura, Inc.          [____]
Trading Limited
-----------------------------------------------------------------------------
Ceramica de                     Buffalo China, Inc.   [____]
Juarez, SA de CV
-----------------------------------------------------------------------------

         3. Confirmation of Pledge Agreement. Except as amended by this Amendment, all of the provisions of the Pledge Agreement remain in full force and effect from and after the date hereof, and the Grantors hereby ratify and confirm the Pledge Agreement and each of the documents executed in connection therewith. From and after the date hereof, all references in the Pledge Agreement to "this Agreement", "hereof", "herein", or similar terms, shall refer to the Pledge Agreement as amended by this Amendment.

         4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                       ONEIDA LTD.

                       By:
                          ------------------------------------------
                          Name:  Gregg R. Denny
                          Title: Chief Financial Officer

                       BUFFALO CHINA, INC.

                       By:
                          ------------------------------------------
                          Name:  Gregg R. Denny
                          Title: Vice President - Finance

                       THC SYSTEMS, INC.

                       By:
                          ------------------------------------------
                          Name:  Gregg R. Denny
                          Title: Vice President - Finance

                       ENCORE PROMOTIONS, INC.

                       By:
                          ------------------------------------------
                          Name:  Gregg R. Denny
                          Title: Vice President - Finance

                       DELCO INTERNATIONAL, LTD.

                       By:
                          ------------------------------------------
                          Name:  Gregg R. Denny
                          Title: Vice President - Finance

                       SAKURA, INC.

                       By:
                          ------------------------------------------
                          Name:  Gregg R. Denny
                          Title: Vice President - Finance


                       JPMORGAN CHASE BANK (formerly known as
                       The Chase Manhattan Bank), as Collateral Agent

                       By:
                          ------------------------------------------
                          Name:
                          Title:

                              CONSENT OF GUARANTORS

         Each of the undersigned is a party to a Subsidiary Guarantee Agreement, a Subordination Agreement and one or more Security Documents and is a Guarantor of the obligations of the Borrower under the Credit Agreement referred to in the foregoing Amendment No. 5 to the Amended and Restated Credit Agreement (the "Amendment"). Each of the undersigned Guarantors hereby (a) consents to the foregoing Amendment, (b) acknowledges that, notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Subsidiary Guarantee Agreement, the Subordination Agreement and Security Documents continue in full force and effect, and (c) ratifies and affirms the terms and provisions of the Subsidiary Guarantee Agreement, the Subordination Agreement and Security Documents. All capitalized terms used herein which are not otherwise defined shall have the meanings given to those terms in the Credit Agreement.

         Each of the undersigned hereby agree, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest (as defined in the Security Agreement) and the rights and remedies created thereby. In addition, as further security for payment and performance of the obligations under the Subsidiary Guarantee Agreement and as consideration for the Administrative Agent's and the Lenders' agreement to enter into the Amendment, each of the undersigned hereby further agrees to grant a perfected pledge and security interest in any additional collateral as the Collateral Agent may reasonably request.

         Excluding only the continuing obligations of the Lenders and the Administrative Agent under the express terms of the Credit Agreement, the Transaction Documents and the Amendment, the undersigned hereby releases, acquits and forever discharges the Lenders and the Administrative Agent, and each of them, and their respective Related Parties (as defined below) of and from any and all Claims (as defined below) arising out of, related or in any way connected with the Credit Agreement, the Transaction Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of this Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Credit Agreement, the Transaction Documents or any Defaults or Events of Default occurring under the Credit Agreement or the Transaction Documents.

         "Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, accountants and shareholders, if any.

         "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

         IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the 31 day of October 2003.


BUFFALO CHINA, INC.                         DELCO INTERNATIONAL LTD.

By: /s/ GREGG R. DENNY                      By: /s/ GREGG R. DENNY
    ------------------                          ------------------
Name: Gregg R. Denny                        Name: Gregg R. Denny
Title: Vice President, Finance              Title: Vice President, Finance


ENCORE PROMOTIONS, INC.                     SAKURA, INC.

By: /s/ GREGG R. DENNY                      By: /s/ GREGG R. DENNY
    ------------------                          ------------------
Name: Gregg R. Denny                        Name: Gregg R. Denny
Title: Vice President, Finance              Title: Vice President, Finance


THC SYSTEMS INC.                            KENWOOD SILVER COMPANY, INC.

By: /s/ GREGG R. DENNY                      By: /s/ GREGG R. DENNY
    ------------------                          ------------------
Name: Gregg R. Denny                        Name: Gregg R. Denny
Title: Vice President, Finance              Title: Vice President, Finance


ONEIDA SILVERSMITHS INC                     ONEIDA FOOD SERVICE, INC.

By: /s/ GREGG R. DENNY                      By: /s/ GREGG R. DENNY
    ------------------                          ------------------
Name: Gregg R. Denny                        Name: Gregg R. Denny
Title: Vice President, Finance              Title: Vice President, Finance